EMPLOYEE SEVERANCE BENEFITS	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
EMPLOYEE SEVERANCE BENEFITS
NOTE 6 - EMPLOYEE SEVERANCE BENEFITS

The Company's liability for severance pay for its Israeli employees is calculated pursuant to Israeli severance pay law based on the most recent salary of the employee multiplied by the number of years of employment, as of the balance sheet date, less amounts funded in each employee’s severance fund. Such liability is recorded on the Company’s balance sheet under “Liability for employee severance benefits” as if it were payable at each balance sheet date on an undiscounted basis. The Company partially secures this liability by purchasing insurance policies or establishing dedicated severance accounts within the relevant employees’ pension funds, and making monthly deposits under such policies or into such accounts. The value of these policies is recorded as an asset in the Company's balance sheet.

During 2014, all of the Israeli employees agreed to the terms of Section 14 of the Israeli Severance Pay Law, 1963, according to which all deposits in the pension fund and/or with the insurance company, thereafter, exempt the Company from any additional obligation. These deposits are accounted as defined contribution payments and therefore not recorded on the Company’s balance sheet. Once the employees agreed to the terms of Section 14, all amounts funded on behalf of the employees were released to their full ownership. The liability for employee severance benefits as of December 31, 2016, represents the Company's obligation that has not been secured by deposits to employee severance funds.

The amount of severance payment expenses were $244, $193 and $157 for the years ended December 31, 2016, December 31, 2015 and December 31, 2014, respectively.

During 2017, the Company expects to deposit approximately $334 with respect to employee’s severance benefits.